Exhibit 10.2

SECOND AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), effective as of February 1, 2007, is entered into by and among Anadarko Petroleum Corporation, a Delaware corporation (“APC”), Anadarko E&P Company LP, a Delaware limited partnership (“AEP”), Howell Petroleum Corporation, a Delaware corporation (“Howell”), Kerr-McGee Oil & Gas Onshore LP, a Delaware limited partnership (“KMOG”), Anadarko Gathering Company, a Delaware corporation (“AGC”; APC, AEP, Howell, KMOG and AGC are collectively called “Seller”) and EXCO Resources, Inc., a Texas corporation (“Purchaser”).  Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Purchase Agreement referred to below.

RECITALS

WHEREAS, APC, AEP, Howell, KMOG and Purchaser entered into that certain Purchase and Sale Agreement (as amended, the “Purchase Agreement”), dated February 1, 2007, whereby APC, AEP, Howell and KMOG agreed to sell, and Purchaser, among other things, agreed to purchase, accept and pay for the Assets and to assume the Assumed Seller Obligations;

WHEREAS, AGC is a wholly-owned subsidiary of APC; and

WHEREAS, APC, AEP, Howell, KMOG and Purchaser desire to amend further the Purchase Agreement, among other things, (i) to amend Schedule 1.2(d), and (ii) to include AGC as a “Seller” for the sole and exclusive purpose of including in the Assets, and selling, transferring and conveying to Purchaser, all of AGC’s right, title and interest in and to the Norge Marchand Gas Gathering System that is the subject of the agreement described in Section 1.3 of this Amendment (the “System”).

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants, conditions and agreements herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound by the terms hereof, agree as follows:

ARTICLE I
AMENDMENTS

Section 1.1             Acknowledgments and Agreements.  APC, AEP, Howell, KMOG, AGC and Purchaser agree that AGC is a “Seller” in the Purchase Agreement for the sole and exclusive purpose of including in the Assets, and selling, transferring and conveying to Purchaser, all of AGC’s right, title and interest in and to the System.  At the Closing, and upon the terms and subject to the conditions of the Purchase Agreement, AGC agrees to sell, transfer and convey all of AGC’s right, title, interest and estate, real or personal, recorded or unrecorded, movable or immovable, tangible or intangible, in and to the System.

Section 1.2             Amendment to the Definitions Section of the Purchase Agreement.  The Definitions section of the Purchase Agreement is hereby amended by adding the following defined terms thereto:

“AGC” means Anadarko Gathering Company, a Delaware corporation and wholly-owned subsidiary of Purchaser.

Section 1.3             Amendment of Schedule 1.2(d) to the Purchase Agreement.  Schedule 1.2(d) to the Purchase Agreement is hereby amended to include the following:

Agreement for the Construction, Ownership and Operation of the Norge Marchand Gas Gathering System dated June 1, 2003, by and among Anadarko Gathering Company and other working interest owners reflected therein.

ARTICLE II
MISCELLANEOUS

Section 2.1             Severability.  If any term or other provisions of this Amendment is held invalid, illegal or incapable of being enforced under any rule of Law, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a materially adverse manner with respect to either party; provided, however, that if any such term or provision may be made enforceable by limitation thereof, then such term or provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable Law

Section 2.2             Governing Law and Venue.  THIS AMENDMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHERWISE APPLICABLE TO SUCH DETERMINATIONS.  JURISDICTION AND VENUE WITH RESPECT TO ANY DISPUTES ARISING HEREUNDER SHALL BE PROPER ONLY IN HARRIS COUNTY, TEXAS.

Section 2.3             Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement.

Section 2.4             Ratification.  The parties hereto hereby ratify and approve the Purchase Agreement, as amended hereby, and the parties hereto acknowledge that all of the terms and provisions of the Purchase Agreement, as amended hereby, are and remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment is executed by the parties hereto as of the date set forth above.

ANADARKO PETROLEUM CORPORATION

By:	/s/ Albert L. Richey
Name: Albert L. Richey
Title: Vice President, Corporate Development

ANADARKO E&P COMPANY LP

By:	/s/ Albert L. Richey
Name: Albert L. Richey
Title: Vice President, Corporate Development

HOWELL PETROLEUM CORPORATION

By:	/s/ Albert L. Richey
Name: Albert L. Richey
Title: Vice President, Corporate Development

KERR-MCGEE OIL & GAS ONSHORE LP

By:	/s/ Albert L. Richey
Name: Albert L. Richey
Title: Vice President

ANDARKO GATHERING COMPANY

By:	/s/ Albert L. Richey
Name: Albert L. Richey
Title: Vice President, Corporate Development

EXCO RESOURCES, INC.

By:	/s/ R. L. Hodges
Name: R. L. Hodges
Title: Vice President – Land